Exhibit 10.29

FIFTH AMENDMENT TO

LOAN, GUARANTY AND SECURITY AGREEMENT

This FIFTH AMENDMENT TO LOAN, GUARANTY AND SECURITY AGREEMENT (this “Amendment”), dated as of February 6, 2023, is by and among INARI MEDICAL, INC., a Delaware corporation (the “Borrower”), INARI MEDICAL INTERNATIONAL, INC., a Delaware corporation (the “IMI”), INARI MEDICAL LATIN AMERICA, INC., a Delaware corporation (“IMLA” and together with IMI, each, a “Guarantor” and collectively, the “Guarantors”), each of the lenders signatory hereto (the “Lenders”), and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Loan Agreement (as defined below).

RECITALS:

A. WHEREAS, the Borrower, IMI, Lenders and the Agent are parties to that certain Loan, Guaranty and Security Agreement, dated as of September 4, 2020 (as amended, restated, amended and restated, renewed, extended, supplemented or otherwise modified from time to time, the “Loan Agreement”);

B. WHEREAS, the Obligors have requested that the Agent and Lenders amend the Loan Agreement in certain respects as set forth below, and the Agent and Lenders are willing to do so, subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

Section 1.01
Definitions; Recitals.
(a)
Defined Terms. Any and all initially-capitalized terms used in this Amendment (including, without limitation, in the Recitals to this Amendment), without definition shall have the respective meanings specified in the Loan Agreement.
(b)
Recitals. The Recitals above are incorporated herein as though set forth in full and the Obligors stipulate to the accuracy of each of the Recitals.
Section 1.02
Amendment to Loan Agreement.
(a)
Amendment to the Definition of “Letter of Credit Subline” in Section 1.1 of the Loan Agreement. The definition of “Letter of Credit Subline” in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety as follows:

“Letter of Credit Subline: $10,000,000.”

Section 1.03
Representations and Warranties. Each Obligor hereby represents and warrants to each Lender and the Agent, on the Fifth Amendment Effective Date (as hereinafter defined), as follows:

(a)
After giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Loan Agreement and in each other Loan Document, are true and correct in all material respects on and as of the Fifth Amendment Effective Date with the same effect as if made on and as of the Fifth Amendment Effective Date, except to the extent such representations and warranties expressly relate solely to an earlier date (in which event such representations or warranties were true and correct in all material respects as of such earlier date).
(b)
No Default or Event of Default (except as set forth herein) has occurred and is continuing, or would result from the execution, delivery or performance by any Obligor of this Amendment.
(c)
Each Obligor is duly authorized to execute, deliver and perform this Amendment.
(d)
This Amendment is a legal, valid and binding obligation of each Obligor, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and the availability of remedies.
(e)
The execution, delivery and performance of this Amendment have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Equity Interests of each Obligor, except those already obtained; (b) contravene the Organic Documents of any Obligor; (c) violate or cause a default under any Applicable Law or Material Contract except as could not reasonably be expected to result in a Material Adverse Effect; or (d) result in or require imposition of a Lien (other than a Permitted Lien) on the Borrower’s Property.
Section 1.04
Condition to Effectiveness. This Amendment shall become effective only upon satisfaction of the following condition precedent (the date upon which such condition has been satisfied being herein called the “Fifth Amendment Effective Date”): the Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, the Guarantors, the Lenders, and the Agent.
Section 1.05
Expenses. The Borrower shall pay all reasonable and documented out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, reasonable and documented fees and disbursements of counsel to the Agent.
Section 1.06
Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.
Section 1.07
Instrument Pursuant to Loan Agreement. This Amendment is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.
Section 1.08
Further Acts. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.
Section 1.09
Governing Law. THIS AMENDMENT, THE OTHER LOAN DOCUMENTS (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN) AND ALL CLAIMS SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY

CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS. SECTIONS 14.15 AND 14.16 OF THE LOAN AGREEMENT ARE INCORPORATED HEREIN.
Section 1.10
Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute,” “signature” and words of like import in this Amendment shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 1.11
Severability. In case any provision in or obligation under this Amendment, the Loan Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
Section 1.12
Benefit of Agreement. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Obligor may assign or transfer any of its interest hereunder without the prior written consent of the Lenders.
Section 1.13
Integration. This Amendment represents the agreement of the Borrower, the Guarantor, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
Section 1.14
Limited Effect. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Loan Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Loan Agreement specifically referred to by such amendments. Except as expressly amended herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Loan Agreement as amended hereby.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:

INARI MEDICAL, INC.,
a Delaware corporation

By: /s/ Mitchell Hill

Name: Mitchell Hill

Title: Chief Financial Officer and Assistant Secretary

GUARANTORS:

INARI MEDICAL INTERNATIONAL, INC., a Delaware corporation

By: /s/ Mitchell Hill

Name: Mitchell Hill

Title: Chief Financial Officer and Assistant Secretary

INARI MEDICAL LATIN AMERICA.,

a Delaware corporation

By: /s/ Mitchell Hill

Name: Mitchell Hill

Title: Chief Financial Officer and Assistant Secretary

Fifth Amendment to Loan, Guaranty and Security Agreement

(Inari)

Signature Page

AGENT AND LENDERS:

BANK OF AMERICA, N.A.,

as the Agent and a Lender

By: /s/ Ron Bornstein

Name: Ron Bornstein

Title: Senior Vice President

Fifth Amendment to Loan, Guaranty and Security Agreement

(Inari)

Signature Page